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                                                                    EXHIBIT 99.3
                                    AGREEMENT

         This Agreement (the "Agreement") is entered into as of this 31st day of January, 2000, by and among DITECH COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), TELINNOVATION SERVICE CORPORATION, a California corporation ("TSC"), TELINNOVATION CORPORATION, a California corporation ("TC"), TELINNOVATION, a California general partnership (the "Partnership," together with TC and TSC, "Telinnovation"), CHARLES DAVIS, an individual ("Davis"), and DAVID SHVARTS, an individual ("Shvarts," together with Davis, the "Sellers"). Capitalized but undefined terms used herein shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

         WHEREAS, the parties entered into that certain Asset Purchase Agreement dated December 8, 1999 (the "Purchase Agreement");

         WHEREAS, the parties wish for the Closing to take place on February 1, 2000.

         NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the parties hereto, the parties hereby agree as follows:

         1. CLOSING DATE. The parties hereby mutually agree that the Closing shall take place on February 1, 2000.

         2.   AMENDMENTS.  In light of the new Closing Date and pursuant to
Section 11.13 of the Purchase Agreement:

              a. Section 8.1(e) of the Purchase Agreement is hereby amended in its entirety:

              (e) BY THE PURCHASER IF THE CLOSING HAS NOT TAKEN PLACE ON OR BEFORE FEBRUARY 1, 2000 (OTHER THAN AS A RESULT OF ANY FAILURE ON THE PART OF THE PURCHASER TO COMPLY WITH OR PERFORM ANY COVENANT OR OBLIGATION OF PURCHASER SET FORTH IN THIS AGREEMENT OR IN ANY OTHER AGREEMENT OR INSTRUMENT DELIVERED TO THE SELLERS);


              b. Section 8.1(f) of the Purchase Agreement is hereby amended in its entirety:

              (f) BY THE SELLERS IF THE CLOSING HAS NOT TAKEN PLACE ON OR BEFORE FEBRUARY 1, 2000 (OTHER THAN AS A RESULT OF THE FAILURE ON THE PART OF THE SELLERS TO COMPLY WITH OR PERFORM ANY COVENANT OR OBLIGATION OF THE SELLERS SET FORTH IN THIS AGREEMENT OR IN ANY OTHER AGREEMENT OR INSTRUMENT DELIVERED TO PURCHASER);


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         3.   COUNTERPARTS.  This  Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                              DITECH COMMUNICATION CORPORATION,
                              a Delaware corporation

                              By: s/ WILLIAM J. TAMBLYN
                                 ---------------------------------------------
                                 William J. Tamblyn, Chief Financial Officer

                              TELINNOVATION,
                              a California general partnership


                              By: /s/ CHARLES DAVIS
                                 ---------------------------------------------
                                 Charles Davis, General Partner


                              By: /s/ DAVID SHVARTS
                                 ---------------------------------------------
                                 David Shvarts, General Partner

                              TELINNOVATION SERVICE CORPORATION,
                              a California corporation

                              By: /s/ CHARLES DAVIS
                                 ---------------------------------------------
                                 Charles Davis, Chief Executive Officer

                              TELINNOVATION CORPORATION,
                              a California corporation


                              By: /s/ CHARLES DAVIS
                                 ---------------------------------------------
                                 Charles Davis, Chief Executive Officer

                              /s/ CHARLES DAVIS
                              ---------------------------------------------
                              CHARLES DAVIS, an individual


                              /s/ DAVID SHVARTS
                              ---------------------------------------------
                              DAVID SHVARTS, an individual